EXHIBIT 10.2

                                AMENDMENT NO. 1

                        Decommissioning Trust Agreement
                                 (PVNGS Unit 3)
                            Dated as of July 1, 1991
                                    between

                         Arizona Public Service Company

                                      and

                               Mellon Bank, N.A.
                           as Decommissioning Trustee



                  This  Amendment  No. 1, dated as of December 1,  1994,  to the
Decommissioning Trust Agreement (PVNGS Unit 3), dated as of July 1, 1991 (the "Decommissioning Trust Agreement"; terms used herein as therein defined), is entered into between Arizona Public Service Company ("APS") and Mellon Bank, N.A., as Decommissioning Trustee ("Decommissioning Trustee").

                                R E C I T A L S:

                  WHEREAS, the parties hereto wish to amend the investment parameters for the Decommissioning Trust Fund and the Second Fund contained in Exhibits B-1 and B-2 to the Decommissioning Trust Agreement and to clarify certain matters regarding commingling of assets;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                              A G R E E M E N T S:

                  SECTION 1. Amendments.

                  (a) Section 8(a) of the Decommissioning Trust Agreement is hereby amended by replacing the words "Exhibits B-1 and B-2, respectively" therein with the words "Exhibit B."

                  (b) The definition of the term "Permitted Investments" in Exhibit A to the Decommissioning Trust Agreement is hereby amended by replacing the words "Exhibits B-1 and B-2 hereto, respectively" with the words "Exhibit B."

                  (c)  Exhibits  B-1  and  B-2  to  the  Decommissioning   Trust
Agreement are hereby deleted and are replaced in their entirety by Exhibit B hereto.

                  (d)  Section  6  of  the   Decommissioning  Trust Agreement is
hereby amended in its entirety to read in full as follows:

                  Section 6. Commingling of Funds. APS and the Decommissioning Trustee recognize that the assets of the funds established under the Unit 2 Trust Agreement, the funds established under the Unit 1 Trust Agreement, and certain of the Funds established under this Agreement have in the past been commingled, and that such practice as it relates to the funds established under the Unit 2 Trust Agreement was discontinued with respect to investments made after January 31, 1992. Notwithstanding that there shall be no further commingling of the assets of the funds established under the Unit 2 Trust Agreement with the assets of any fund(s) or Fund(s) established under the Unit 1 Trust Agreement or this Agreement, APS desires the Decommissioning Trustee to allow or continue to allow commingling of the assets of the Second Fund hereunder with the assets of the "Second Fund" established under the Unit 1 Trust Agreement (the "Unit 1 Second Fund" and, together with the Second Fund hereunder, the "Second Funds"), with expenses, fees, income, profits and losses being apportioned among such funds as provided in Section 21, so long as and to the extent that (a) such commingling is permitted under the Regulations and (b) APS has not given written notification to the Decommissioning Trustee, as provided below.

                  APS further desires the Decommissioning Trustee to allow or continue to allow commingling of the assets of the Decommissioning Trust Fund hereunder with the assets of the "Decommissioning Trust Fund" established under the Unit 1 Trust Agreement (the "Unit 1 Decommissioning Trust Fund" and, together with the Decommissioning Trust Fund hereunder, the "Decommissioning Trust Funds"), with expenses, fees, income, profits and losses being apportioned among such funds as provided in Section 21.

                  APS and the Decommissioning Trustee recognize that no assets of any of the Decommissioning Trust Funds have in the past been commingled with the assets of any of the Second Funds. However, APS and the Decommissioning Trustee agree that in the event that APS determines (and gives written notification to the Decommissioning Trustee of such determination) that such commingling (a) is permitted under the Regulations and other regulations promulgated under the Code and (b) is otherwise advisable, the Decommissioning Trustee will allow commingling of the assets of any or all of the Decommissioning Trust Funds with the assets of any or all of the Second Funds, as instructed by APS, with expenses, fees, income profits and losses being apportioned among such funds as provided in Section 21, so long as and to the extent that (a) such commingling continues to be permitted under the Regulations and other regulations promulgated under the Code and (b) APS has not given written notification to the Decommissioning Trustee, as provided below.

                    APS and the Decommissioning Trustee further agree that in the event that either (x) amendments to the Regulations (or regulations promulgated under any other section of the Code) are adopted which prohibit the manner of commingling hitherto practiced by the Second Funds or the manner of commingling of assets of the Decommissioning Trust Fund(s) with assets of the Second Fund(s) established under the previous paragraph, or (y) APS determines (and gives written notification to the Decommissioning Trustee of such determination) that it is advisable to prohibit or otherwise alter the manner of commingling hitherto practiced by the Second Funds or the Decommissioning Trust Funds or the manner of such commingling established under the previous paragraph, then the Decommissioning Trustee shall as soon as possible after the adoption of such amendments or receipt of such notification, cooperate with the Investment Manager(s) in taking such steps, including the selling of assets and any other actions the Decommissioning Trustee deems advisable in the circumstances, to cease commingling of assets or otherwise modify the investment practices of the Second Funds and the Decommissioning Trust Funds to conform to such amendments or such written notification. Decommissioning Trustee shall not be liable for any claims made against it on account of the disqualification or asserted disqualification of the Second Fund for any actions of the Decommissioning Trustee taken prior to the adoption of any such amendments as contemplated in this Section 6 or its receipt of written notification from APS as contemplated in this Section 6, if such actions were otherwise in conformance with the provisions of this Agreement.

                  Notwithstanding any other provision of this Agreement, with respect to the commingling of Funds authorized by this Section 6, no part of any interest of a Fund (or any interest of a subsequent holder) in a commingled investment, nor any right pertaining to such interest (including any right to substitute another entity for a Fund or for any subsequent holder, as holder of investments commingled pursuant to this Agreement) may be sold, assigned, transferred or otherwise alienated or disposed of by any holder of an interest in the commingled investment unless the written consent to the transfer of every other holder of interests in such commingled investment is obtained in advance of any such transfer; provided, however, that nothing herein shall prevent the Decommissioning Trustee from selling any commingled investment in the normal exercise of its powers under this Agreement.

                  Notwithstanding the preceding paragraph of this Section 6, a Fund's interest in a commingled arrangement may be withdrawn from the commingled investment (but not from the trusts hereunder, except as otherwise permitted by this Agreement) at any time upon 7 days written notice to the Decommissioning Trustee by such Fund (acting through APS or any successor duly appointed). If a Fund withdraws its entire interest in a commingled investment, the commingled arrangement shall terminate with respect to all holders of interests in the commingled arrangement 30 days after notice of final withdrawal has been given. Upon termination of the commingled arrangement, the assets of each of the Funds will be segregated into a separate account under this Agreement and the Unit 1 Trust Agreement and no further commingling may occur except upon notice of the Fund, which notice may not be effective for a period of at least one year after such termination.

                  This Section 6 applies to transfers of interests within, and withdrawals from, the commingled arrangement. Nothing within this Section 6 shall be interpreted to permit or to limit transfers of interests in, or withdrawals from, a Fund, which transfers and withdrawals are governed by other provisions of this Agreement.


                  SECTION 2.  Effectiveness.

                  This Amendment No. 1 shall become effective as of the date hereof upon the execution and delivery of a counterpart of this Amendment No. 1 by each of the parties hereto.

                  SECTION 3.  Miscellaneous

                  (a)      Full Force and Effect.

                  Except as expressly provided herein, the Decommissioning Trust Agreement shall remain unchanged and in full force and effect. Each reference in the Decommissioning Trust Agreement and in any exhibit or schedule thereto to "this Agreement," "hereto," "hereof" and terms of similar import shall be deemed to refer to the Decommissioning Trust Agreement as amended hereby.

                  (b)      Counterparts.

                  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.

                  (c)      Arizona Law.

                  This Amendment No. 1 shall be construed in accordance with and governed by the law of the State of Arizona.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Decommissioning Trust Agreement to be duly executed as of the day and year first above written.



                                      ARIZONA PUBLIC SERVICE COMPANY



                                         By  Nancy E. Newquist
                                             ----------------------------------
                                      Title  Treasurer
                                             ----------------------------------


                                      MELLON BANK N.A., as
                                      Decommissioning Trustee



                                         By  Earl Kleckner
                                             ----------------------------------
                                      Title  Vice President
                                             ----------------------------------






STATE OF ARIZONA                    )
                                    )  ss.
County of Maricopa                  )

                  The foregoing instrument was acknowledged before me this 17th day of November, 1994, by Nancy E. Newquist, the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, on behalf of said corporation.


                                     Maria R. Marrs
                                     ------------------------------------------
                                     Notary Public

My commission expires:

July 21, 1998
---------------------






STATE OF Pennsylvania   )
                        )  ss.
County of Allegheny     )

                  The foregoing instrument was acknowledged before me this 23rd day of November, 1994, by Earl Kleckner, a Trust Officer of MELLON BANK, N.A., a corporation having trust powers, as Decommissioning Trustee, on behalf of said corporation.


                                     Denise A. Fuhrer
                                     ------------------------------------------
                                     Notary Public

My commission expires:

Notarial Seal
Denise A. Fuhrer, Notary Public
Pittsburgh, Allegheny County
My Commission Expires December 3, 1998
Member, Pennsylvania Association of Notaries
--------------------------------------------




                                   Exhibit B

                         PERMITTED INVESTMENTS FOR THE
                 DECOMMISSIONING TRUST FUND AND THE SECOND FUND


                  The Second Fund must meet all applicable requirements of the Code, and applicable rules and regulations promulgated by the Internal Revenue Service with respect to a Nuclear Decommissioning Reserve Fund.

                  Subject to the foregoing, the Decommissioning Trust Fund and the Second Fund may invest in any of the following:

Securities
----------
                  Except as may be  constrained  elsewhere in these  guidelines, the following types of taxable or tax-exempt securities are eligible for investment, including any investment in a common or collective trust fund (including but not limited to, any such fund maintained by the Decommissioning Trustee or any of its affiliates, including but not limited to, the Decommissioning Trustee's Nuclear Decommissioning Trust Equity Index Fund) holding any securities listed in items 1 through 3 below:

                  1.       Debt Obligations of
                           -  The U.S. Government and its agencies or
                              instrumentalities

                           - States, U.S. possessions, District of Columbia, and any agency or political subdivision thereof

                           -  Domestic corporations

                           -  Municipalities and municipal agencies

                  2.       Asset-backed and mortgage-backed securities

                  3.       Equities

                  4.            FDIC Certificates of Deposit, including but not
                           limited to, those of the Decommissioning Trustee or any of its affiliates

                  5.            Shares of regulated investment companies,
                           including but not limited to, mutual funds, including but not limited to, those for which the Decommissioning Trustee performs advisory management or other services for a fee

                  6.            Cash equivalent securities, including but not
                           limited to, the Decommissioning Trustee's STIF accounts or those of any of its affiliates

Quality
-------
                  1.            Debt obligations other  than  U.S. Government
                           and agency securities must have a rating of at least A by both Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Ratings Group
                           ("S & P") at time of purchase. This limitation shall not apply to securities that have been pre-refunded where a third party trustee holds direct U.S. Government or agency obligations sufficient to pay debt service and the specified call price to a specific call or maturity date.

                  2.            Commercial paper must be rated at least A-1 by
                           S&P and P-1 by Moody's.

                  3.            Certificates of Deposit must be at a bank with
                           a minimum of one billion dollars in assets as of such bank's most recent report of condition.

Diversification
---------------

No investment shall represent more than 10% of the aggregate assets held under this Decommissioning Trust Agreement, the Unit 2 Trust Agreement, and the Unit 1 Trust Agreement combined, except for:

                  1. Positions in securities issued by the U.S. Government or fully government backed securities or instruments fully pre-refunded where a third party trustee holds direct U.S. Government or agency obligations sufficient to pay debt service and the specified call price to a specific call or maturity date.

                  2.       Units of a common or collective trust fund.

Equity securities are limited to 60% of the aggregate assets held under this Decommissioning Trust Agreement, the Unit 2 Trust Agreement, and the Unit 1 Trust Agreement combined.

                  Notwithstanding the foregoing, the following restrictions are placed on the investment of the assets of the Funds:

                  1. Securities of APS, APS' parent corporation, Pinnacle West Capital Corporation, or its affiliates, are not permitted.

                  2.       Securities  issued  by   Maricopa   County,   Arizona
Pollution Control Corporation in connection with the financing of certain facilities at the Palo Verde Nuclear Generation Station are not permitted.

                  3. Securities issued by or on behalf of any participant in the Palo Verde Nuclear Generating Station are not permitted.

                  4. The following securities and transactions are explicitly prohibited unless engaged in in the ordinary course by a common or collective trust fund described under the heading "Securities" above:

                           (a)      put and call options on securities,
                                    securities indices and foreign
                                    currencies;

                           (b) financial futures contracts including bond, bond index, foreign currency futures contracts and options thereon;

                           (c) spot and forward currency transactions both to effect securities transactions and to manage currency;

                           (d)      private placements;

                           (e)      preferred stock;

                           (f)      warrants;

                           (g)      margin purchases or borrowing money; and

                           (h)      short selling or securities lending.